Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

	September 30,	December 31,
	2010	2009
Non-performing assets(1)	(dollars in thousands)
Non-accrual loans	$69,634	$105,965
Loans 90 days or more past due and still accruing interest	493	3,940

Total non-performing loans	70,127	109,905
Other real estate and repossessed assets	44,953	31,534

Total non-performing assets	$115,080	$141,439

As a percent of Portfolio Loans
Non-performing loans	3.67%	4.78%
Allowance for loan losses	3.75	3.55
Non-performing assets to total assets	4.20	4.77
Allowance for loan losses as a percent of non-performing loans	102.31	74.35

(1)	Excludes loans that are classified as “troubled debt restructured” that are still performing.

		Nine months ended
		September 30,
	2010		2009
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
Allowance for loan losses		(dollars in thousands)
Balance at beginning of period	$81,717	$1,858	$57,900	$2,144
Additions (deduction)
Provision for loan losses	39,237	—	78,208	—
Recoveries credited to allowance	2,656	—	2,130	—
Loans charged against the allowance	(51,866)	—	(64,528)	—
Additions (deductions) included in non-interest expense	—	(471)	—	(292)

Balance at end of period	$71,744	$1,387	$73,710	$1,852

Net loans charged against the allowance to average Portfolio Loans (annualized)	3.13%		3.41%

	September 30,			December 31,
	2010			2009
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
Alternative Sources of Funds			(dollars in thousands)
Brokered CDs	$347,639	2.4 years	2.97%	$629,150	2.2 years	2.46%
Fixed rate FHLB advances	23,101	5.6 years	6.41	27,382	5.5 years	6.59
Variable rate FHLB advances	75,000	1.0 years	0.55	67,000	1.4 years	0.32
Securities sold under agreements to repurchase	35,000	.1 years	4.42	35,000	.9 years	4.42

Total	$480,740	2.2 years	2.87%	$758,532	2.2 years	2.51%

	September 30,	December 31,
	2010	2009
Capitalization	(in thousands)
Subordinated debentures	$50,175	$92,888
Amount not qualifying as regulatory capital	(1,507)	(2,788)

Amount qualifying as regulatory capital	48,668	90,100

Shareholders’ Equity
Preferred stock	71,566	69,157
Common stock	250,861	2,386
Capital surplus	—	223,095
Accumulated deficit	(184,961)	(169,098)
Accumulated other comprehensive loss	(12,371)	(15,679)

Total shareholders’ equity	125,095	109,861

Total capitalization	$173,763	$199,961

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2010	2010	2009	2010	2009
Non-Interest Income			(in thousands)
Service charges on deposit accounts	$5,516	$5,833	$6,384	$16,624	$18,212
Net gains (losses) on assets
Mortgage loans	3,829	2,372	2,257	8,044	8,800
Securities	(3)	1,363	121	1,625	3,787
Other than temporary loss on securities available for sale
Total impairment loss	(316)	—	—	(434)	(17)
Loss recognized in other comprehensive loss	—	—	—	—	—

Net impairment loss recognized in earnings	(316)	—	—	(434)	(17)
VISA check card interchange income	1,625	1,655	1,480	4,852	4,395
Mortgage loan servicing	(1,377)	(2,043)	(496)	(2,988)	1,011
Mutual fund and annuity commissions	506	409	498	1,304	1,490
Bank owned life insurance	502	483	387	1,453	1,143
Title insurance fees	533	366	521	1,393	1,862
Gain (loss) on extinguishment of debt	(20)	18,086	—	18,066	—
Other	1,233	790	1,629	3,420	4,687

Total non-interest income	$12,028	$29,314	$12,781	$53,359	$45,370

	Three months ended		Nine months ended
	September 30,		September 30,
	2010	2009	2010	2009
Capitalized Mortgage Loan Servicing Rights		(in thousands)
Balance at beginning of period	$13,022	$14,538	$15,273	$11,966
Originated servicing rights capitalized	1,084	1,321	2,539	4,444
Amortization	(1,104)	(716)	(2,495)	(3,535)
(Increase)/decrease in impairment reserve	(1,335)	(809)	(3,650)	1,459

Balance at end of period	$11,667	$14,334	$11,667	$14,334

Impairment reserve at end of period	$5,952	$3,192	$5,952	$3,192

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2010	2010	2009	2010	2009
Mortgage Loan Activity		(dollars in thousands)
Mortgage loans originated	$153,920	$93,900	$110,229	$337,827	$461,764
Mortgage loans sold	124,383	87,583	144,518	299,674	445,327
Mortgage loans sold with servicing rights released	20,411	20,747	20,676	53,022	35,279
Net gains on the sale of mortgage loans	3,829	2,372	2,257	8,044	8,800
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	3.08%	2.71%	1.56%	2.68%	1.98%
Fair value adjustments included in the Loan Sales Margin	0.83	0.43	(0.51)	0.45	0.06

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2010	2010	2009	2010	2009
Non-Interest Expense		(in thousands)
Salaries	$10,336	$10,242	$10,205	$30,754	$29,689
Performance-based compensation and benefits	357	655	1,067	1,656	2,143
Other benefits	2,113	2,533	2,551	7,039	7,896

Compensation and employee benefits	12,806	13,430	13,823	39,449	39,728
Vehicle service contract counterparty contingencies	5,968	4,861	8,713	14,247	11,728
Loan and collection	3,805	2,785	3,628	11,376	10,893
Occupancy, net	2,721	2,595	2,602	8,225	8,210
Data processing	1,798	2,039	2,146	5,942	6,252
FDIC deposit insurance	1,651	1,763	1,729	5,216	5,670
Furniture, fixtures and equipment	1,591	1,648	1,727	4,958	5,424
Loss on other real estate and repossessed assets	1,296	1,554	3,558	4,879	6,758
Credit card and bank service fees	1,378	1,500	1,722	4,553	4,854
Communications	1,054	1,015	1,152	3,142	3,304
Legal and professional	831	894	732	2,861	2,078
Advertising	692	674	1,335	2,145	4,198
Supplies	429	415	439	1,237	1,365
Amortization of intangible assets	320	323	432	965	1,407
Costs (recoveries) related to unfunded lending commitments	(807)	280	(140)	(471)	(292)
Other	1,525	1,389	1,419	4,634	4,536

Total non-interest expense	$37,058	$37,165	$45,017	$113,358	$116,113

	Three Months Ended
	September 30,
	2010			2009
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Average Balances and Rates	(dollars in thousands)
Assets (1)
Taxable loans	$2,012,966	$34,269	6.77%	$2,464,183	$45,190	7.29%
Tax-exempt loans (2)	9,398	101	4.26	7,931	100	5.00
Taxable securities	76,935	509	2.62	110,929	1,475	5.28
Tax-exempt securities (2)	35,441	383	4.29	81,099	841	4.11
Cash — interest bearing	358,183	260	0.29	68,373	29	0.17
Other investments	26,443	165	2.48	28,087	270	3.81

Interest Earning Assets	2,519,366	35,687	5.63	2,760,602	47,905	6.90

Cash and due from banks	53,518			57,133
Other assets, net	173,850			157,309

Total Assets	$2,746,734			$2,975,044

Liabilities
Savings and NOW	$1,092,202	648	0.24	$1,009,110	1,403	0.55
Time deposits	938,930	6,089	2.57	1,096,644	7,706	2.79
Other borrowings	183,589	1,965	4.25	287,025	3,537	4.89

Interest Bearing Liabilities	2,214,721	8,702	1.56	2,392,779	12,646	2.10

Demand deposits	361,517			326,246
Other liabilities	48,905			82,432
Shareholders’ equity	121,591			173,587

Total liabilities and shareholders’ equity	$2,746,734			$2,975,044

Net Interest Income		$26,985			$35,259

Net Interest Income as a Percent of Earning Assets			4.26%			5.08%

(1)	All domestic, except for $0.2 million and $3.9 million for the three months ended September 30, 2010 and 2009, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.

(3)	Annualized.

	Nine Months Ended
	September 30,
	2010			2009
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Average Balances and Rates	(dollars in thousands)
Assets (1)
Taxable loans	$2,126,705	$109,760	6.90%	$2,490,900	$134,647	7.22%
Tax-exempt loans (2)	9,795	312	4.26	8,442	268	4.24
Taxable securities	86,830	2,571	3.96	114,608	4,913	5.73
Tax-exempt securities (2)	49,516	1,594	4.30	90,843	2,924	4.30
Cash — interest bearing	319,548	609	0.25	31,467	40	0.17
Other investments	27,094	577	2.85	28,454	822	3.86

Interest Earning Assets	2,619,488	115,423	5.89	2,764,714	143,614	6.94

Cash and due from banks	53,742			55,871
Other assets, net	160,960			158,753

Total Assets	$2,834,190			$2,979,338

Liabilities
Savings and NOW	$1,088,437	2,181	0.27	$976,571	4,477	0.61
Time deposits	1,028,119	20,283	2.64	977,943	21,991	3.01
Other borrowings	212,901	7,372	4.63	443,895	12,021	3.62

Interest Bearing Liabilities	2,329,457	29,836	1.71	2,398,409	38,489	2.15

Demand deposits	343,340			318,633
Other liabilities	55,486			80,010
Shareholders’ equity	105,907			182,286

Total liabilities and shareholders’ equity	$2,834,190			$2,979,338

Net Interest Income		$85,587			$105,125

Net Interest Income as a Percent of Earning Assets			4.37%			5.08%

(1)	All domestic, except for $0.5 million and $6.2 million for the nine months ended September 30, 2010 and 2009, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.

(3)	Annualized.

Commercial Loan Portfolio Analysis as of September 30, 2010

	Total Commercial Loans
					Percent of
		Watch Credits			Loan
			Non-		Category in
Loan Category	All Loans	Performing	performing	Total	Watch Credit
	(dollars in thousands)
Land	$27,165	$10,409	$3,092	$13,501	49.7%
Land Development	22,829	8,681	2,699	11,380	49.8
Construction	20,406	12,851	2,011	14,862	72.8
Income Producing	315,126	66,873	14,755	81,628	25.9
Owner Occupied	192,404	32,700	4,810	37,510	19.5

Total Commercial Real Estate Loans (1)	$577,930	$131,514	$27,367	$158,881	27.5

Other Commercial Loans(1)	$152,542	$25,191	2,426	$27,617	18.1

Total non-performing commercial loans			$29,793

(1)	The total of these two categories is different than the September 30, 2010, Consolidated Statement of Financial Condition due primarily to loans in process.